SUBLEASE

     THIS SUBLEASE AGREEMENT (the "Sublease") made on this_____ day of August, 1996, between Liuski International, Inc., a Delaware corporation ("Sublandlord") and E&F Warehousing Corp., a New York corporation ("Subtenant").

                              W I T N E S S E T H:

     WHEREAS, regarding the space currently occupied by Sublandlord in the building known as 10 Hub Drive, Melville, New York (the "Building"), Sublandlord and Reckson Associates ("Landlord") entered into an Agreement of Lease dated April 12, 1990, as amended by that certain Lease Modification Agreement, dated April 8, 1994, as amended by that certain Second Lease Modification and Extension Agreement, dated February 25, 1995 (the "Lease") for the lease of certain space in the Building, and Sublandlord assumed the tenants interest in the lease, dated June 7, 1990, between Joe Montgomery Delivery Service, Inc. and Landlord, pursuant to that certain Assignment and Assumption of Lease, dated April 7, 1994, by and between Sublandlord and Joe Montgomery Delivery Service, Inc., as modified by that certain Lease Modification and Extension Agreement, dated February, I995, and that certain Second Lease Modification and Extension Agreement, dated February 25, 1995, for the lease of additional space in the Building; and

     WHEREAS, on or before the date hereof Landlord has granted its prior written consent to Sublandlord to the making and entering into of this Sublease in accordance with the requirements of Section 17 of the Lease; and

     WHEREAS, Sublandlord and Subtenant desire to enter into this Sublease.

     NOW,   THEREFORE,   for  and  in  consideration  of  the  mutual  covenants
hereinafter contained, Sublandlord and Subtenant agree as follows:

     1.  Premises.  Sublandlord  leases to Subtenant,  and Subtenant  leases and
         --------
rents from Sublandlord, 16,650 square feet of warehouse space in the Building, as more particularly described on Exhibit A which is attached hereto and incorporated herein by this reference, together with all easements and rights appurtenant thereto, all of Sublandlord's right, title and interest in and to all public and private ways adjoining the same, and all buildings as well as all equipment, fixtures and other improvements located thereon (all of which are hereinafter referred to collectively as the "Premises").

     It is hereby  acknowledged and agreed to by Sublandlord and Subtenant that:
(a) the Premises is being subleased by Sublandlord to Subtenant, and has been accepted by Subtenant, in its present, "AS IS" condition, without any


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representation  or warranty,  whether  express or implied,  as to the  condition thereof or as to the fitness thereof for Subtenant's use; it being hereby stipulated by Subtenant that it has made (or had the opportunity to make) any and all such inspections, examinations, analyses, tours and walk-throughs as it has deemed necessary or appropriate in determining to sublease the Premises and to accept delivery of same; and (b) SublandIord does not have, has not assumed, and does not hereby assume any obligations, liabilities or responsibilities of Landlord under the Lease; it being hereby stipulated by Subtenant that it shall
look  solely  to  Landlord  for  the   performance  of  such   obligations   and
responsibilities.

     It is further hereby acknowledged and confirmed by Sublandlord and Subtenant that this Sublease is subject, in all respects, to the terms and conditions of the Lease, a copy of which has been provided to Subtenant. Subtenant hereby confirms that a copy of the Lease has been provided to it, and hereby agrees to keep, observe and perform any and all of the terms and conditions of the Lease which are to be kept, observed and performed by the "Tenant" thereunder which pertain to the use, occupancy and/or condition of the Premises.

     Subtenant hereby covenants and agrees not to perform any act, omit to perform any act, or do anything which constitutes a default by the "Tenant" under the Lease, or which would, with the giving of any applicable notice and the expiration of any applicable cure period, or both, constitute a default by the "Tenant" thereunder.

     2. Term.  The term ("Term") of this Sublease shall begin on August 12, 1996
        ----
and shall expire at 12:00 midnight on July 31, 1998 unless sooner terminated in accordance with the terms and conditions hereof. Additionally, and notwithstanding any language herein to the contrary, in the event that Sublandlord needs to expand into or vacate the Premises, Sublandlord shall have the right, upon sixty (60) days' notice, to terminate this Sublease.

     3. Use of the Premises. The Premises shall be used solely for the following
        -------------------
purposes: storage of merchandise; and for no other purpose whatsoever, and for all activities in connection therewith which are customary and usual to such an operation, and no other. The Premises shall not be used for any illegal purposes; nor in any manner to create any nuisance or trespass, nor in any manner so as to violate or cause a default under the Lease on behalf of the "Tenant" thereunder.

     4. Rent. Subtenant shall pay to Sublandlord rent (the "Rent") in the amount
        ----
of Six Thousand Two Hundred Forty-Three and 75/100 Dollars ($6,243.75) per month. The Rent shall be payable in advance and is due and payable on or before the first day of each month during the term hereof. Additionally, Subtenant



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shall pay to Sublandlord  any monthly fees  associated with any alarm systems of
Sublandlord used by Subtenant. The first installment of Rent shall be due and payable on or before September 1, 1996.

     Sublandlord shall not be responsible in any way for any interruption, curtailment or failure or defect in the supply of electricity furnished to Premises by reason of any requirement, act or omission of any public utility company, or for any other reason.

     Rent shall be paid by check mailed or delivered to Sublandlord, for its receipt on or before the due date thereof, at 6585 Crescent Drive, Norcross, Georgia 30071 -- Attn: Accounts Payable. If any payment of Rent or other amount required to be paid by Subtenant to Sublandlord pursuant to this Sublease is not paid when due, and if Subtenant does not cure such non-payment within five (5) days after written notice from Sublandlord to Subtenant, the same shall be considered past due for purposes hereof, and a late fee of Two Hundred Fifty and No/100 Dollars ($250.00) shall be immediately due and payable by Subtenant. Said past due Rent or other past due amounts shall bear interest from their respective due dates at the rate of two percent (2%) per annum over the publicly announced or published "prime" (or equivalent) rate of NationsBank, Atlanta, Georgia (the "Default Rate"), until paid in full.

     5.   Insurance.
          ---------

     (a) Subtenant at its sole cost and expense, shall keep and maintain all insurance required to be kept and maintained by "Tenant" in accordance with
Section 12 of the Lease. On or before the date hereof, originals or copies of the insurance policies, or certificate endorsements evidencing the same, bearing the notations evidencing the payment of premiums, shall be delivered by Subtenant to Sublandlord.

     (b) All insurance provided for in this paragraph shall be effected under valid and enforceable policies issued by insurers of recognized responsibility that are licensed to do business in the State of New York.

     (c) All policies of insurance provided for in this Section 5 shall name as the insureds -- as their respective interests may appear -- each of Landlord, Sublandlord, Subtenant, and the holder or holders (collectively, the "Holder"), of any deed to secure debt, mortgage, or other security instrument covering the Premises and/or the Building (collectively, a "Security Deed"). Each such policy shall contain a provision that no act or omission of Subtenant shall affect or limit the obligation of the insurance company to pay to Landlord, Sublandlord and Holder, as their respective interests may appear, the amount of any loss



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sustained,  and shall contain an agreement by the insurer that such policy shall not be canceled without at least thirty days prior written notice to Landlord and Sublandlord. Each such policy shall also waive, or permit the waiver of, any and all rights of subrogation by any such insurer as against Sublandlord, Landlord and/or Holder, such fights being hereby waived in full.

     6. Repairs.  Alterations and Removal  Thereof by Subtenant.  Throughout the
        -------------------------------------------------------
term of this Sublease, Subtenant will at its own expense comply with the terms and conditions of the Lease, including without limitation all terms pertaining to repairs, alterations and improvements made by it as Subtenant, in its capacity as the "Tenant" under the Lease, and the removal thereof by the Tenant, and all other obligations of Sublandlord, as "Tenant" under the Lease, to surrender the Premises upon expiration or termination of the term of the Lease in the condition required under the Lease; provided, however, as between Sublandlord and Subtenant it is agreed that Subtenant shall not be liable or responsible for the removal of any alteration, addition or improvement made by Sublandlord, in its capacity as "Tenant" under the Lease, prior to the date hereof, or for the restoration of the Premises as a result of the removal of such pre-existing alterations, additions or improvements.

     7. Indemnity and Hold Harmless.  Subtenant shall indemnify, defend and hold
        ---------------------------
harmless Sublandlord and Landlord, at Subtenant's expense, from and against: (a) any default by Subtenant hereunder; (b) any act of negligence, or wilful misconduct of Subtenant or its agents, contractors, employees, invitees or licensees; and (c) all claims for damages to persons or property by reason of the use or occupancy of the Premises unless resulting from the wilful misconduct or affirmative acts of gross negligence of Landlord or Sublandlord, or their respective agents, employees or representatives. Neither Landlord nor
Sublandlord  shall be  liable  for any  damage or  injury  to the  Premises,  to
Subtenant's property, to Subtenant, its agents, contractors, employees, representatives, invitees or licensees, arising from any use or condition of the Premises, or any sidewalk or entranceway serving the Building or the Premises, or the malfunction of any equipment or apparatus serving the Premises. Any and all claims for any damages referred to in this Section 7 are hereby waived by Subtenant.

     8. Damage or  Destruction.  If any  improvement  on the  Premises  shall be
        ----------------------
damaged or partially or totally destroyed by fire, or other casualty or otherwise, Subtenant shall promptly notify both Landlord and Sublandlord, and the terms and conditions of the Lease pertaining thereto shall govern and control. Subtenant hereby acknowledges that Sublandlord shall have no obligation or duty to repair the Premises, and that the repair thereof by Landlord (if any)



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shall be governed by the terms and  conditions of the Lease,  including  without limitation Section 13 thereof.

     9. Condemnation.  In the event that the Premises,  or any part thereof, are
        ------------
taken or condemned for a public or quasi-public use, the terms and conditions of the Lease pertaining thereto, including without limitation Section 16 thereof, shall govern and control.

     10. Default.  Upon the occurrence,  at any time prior to or during the term
         -------
of this Sublease, of any one or more of the following events ("Events of Default"), a default shall have occurred hereunder:

     (a) if Subtenant shall default in the payment when due of any installment of rent or in the payment when due of any additional monetary obligations and shall fail to remedy such default within five (5) days after notice by Sublandlord to Subtenant of such default is received (or deemed received) by Subtenant; or

     (b) if Subtenant shall default in the observance or performance of any term, covenant or condition of this Sublease on Subtenant's part to be observed or performed (other than the covenants for the payment of Rent and any additional monetary obligations), and Subtenant shall fail to remedy such default within seven (7) days after notice by Sublandlord to Subtenant of such default is received (or deemed received) by Subtenant, or if such default is of such a nature that it cannot be completely remedied within said seven (7) days, if Subtenant shall not commence within said seven (7) days, or shall not diligently prosecute to completion, all steps necessary to remedy such default; or

     (c) if the Premises shall become vacant, deserted or abandoned: or

     (d) if Subtenant shall do any act or thing, or fail to do any act or thing, and thereby cause Sublandlord to breach any term or condition of the Lease; or

     (e) if Subtenant's interest in this Sublease and/or in the Premises shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted by the Lease.

     Upon the occurrence of any one or more of such Events of Default, Sublandlord, at any time thereafter, may, at its option:

          (I) give to Subtenant ten (10) days' notice of termination of this Sublease and, in the event such notice is given, this Sublease and the Term of



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this  Sublease  shall come to an end and expire upon the  expiration of said ten
(10) days with the same effect as if the date of expiration of said ten (10) days were the expiration date of this Sublease, but Subtenant shall remain liable for damages as herein provided. Upon such termination by Sublandlord, Subtenant shall at once surrender possession of the Premises to Sublandlord and remove all of Subtenant's effects therefrom and Sublandlord may forthwith re-enter the Premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort; or

          (II) remedy such default for the account and at the expense of Subtenant without thereby waiving such default; and if Sublandlord makes any expenditures or incurs any obligations for the payment of money in connection therewith including, but not limited to, reasonable attorneys' fees and disbursements in instituting prosecuting or defending any action or proceedings, such sums paid or obligations incurred, and all costs and expenses, together with interest at the Default Rate, shall be deemed to be additional rent hereunder and shall be paid by Subtenant to Sublandlord within five (5) days of rendition of any bill or statement to Subtenant therefor; or

          (III) in addition to an not in lieu of Sublandlord's foregoing fights, Sublandlord may, at its option as Subtenant's agent, without termination of this Sublease, enter upon and rent the Premises at the best price obtainable by reasonable effort, with or without advertisement, and by private negotiations, and for any term Sublandlord deems proper, whereupon Subtenant shall have no right to reenter or occupy the Premises. Subtenant shall be liable to Sublandlord for the deficiency, if any, between all rents and other monetary obligations reserved hereunder and the total rental and other monetary payments applicable to the term obtained by Sublandlord on reletting, after deducting Sublandlord's expenses in restoring or altering the Premises and all costs and expenses incident to such reletting, including without limitation reasonable attorneys' fees and other legal costs, advertising costs and brokerage commissions. The above described fights and remedies of Sublandlord are cumulative, and are in addition to and not in limitation of any other rights and remedies permitted by law or by this Sublease.

     11. Non-Waiver. The receipt by Sublandlord of any installment of rent or of
         ----------
any other amounts due hereunder shall not be a waiver of any other additional rent then due or of any breach of any covenant or condition hereof by Subtenant. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the full amount of monthly Rent or other amounts due hereunder shall be deemed to be other than on account of the earliest Rent or other mounts due hereunder, nor



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shall any  endorsement  or  statement  or any check or letter  accompanying  any payment be deemed an accord and satisfaction and Sublandlord may accept any such check or payment without prejudice to the Sublandlord's sight to recover any balance due or pursue any other sight or remedy permitted by law or equity or by this Sublease. The failure of either party to insist, in any one or more instances, upon a strict performance of any of the covenants of this Sublease, or to exercise any option herein contained, shall not be construed as a waiver, or a relinquishment for the future, of such covenant or option, but the same shall continue and remain in full force and effect and no waiver or modification by a party of any provision hereof shall be deemed to have been made unless expressed in writing signed by Sublandlord.

     12. No Representations by Sublandlord.  Sublandlord or Sublandlord's agents
         ---------------------------------
have made no representations, warranties, covenants or promises with respect to the Premises or otherwise, except as herein expressly set forth, and have assumed no obligations of Landlord, and no rights, easements or licenses are acquired by Subtenant by implication or otherwise except as expressly set forth herein. The taking of possession of the Premises by Subtenant shall be conclusive evidence as against Subtenant that, at the time such possession was so taken, the Premises were in good and satisfactory condition, this Sublease being made entirely on an "AS IS" basis.

     13. End of Term. Upon the expiration or earlier  termination of the Term of
         -----------
this Sublease, Subtenant shall quit and surrender to Sublandlord the Premises broom-clean, and in good order and condition, natural wear and tear excepted, and subject to the Lease, Subtenant shall remove all of its property. Subtenant's obligation to observe or perform this covenant shall survive the expiration or earlier termination of such Term.

     14. Notices.  All notices  hereunder shall be in writing and hand delivered
         -------
or sent by certified mail, return receipt requested, addressed to Sublandlord at 6585 Crescent Drive, Norcross, Georgia 30071, and addressed to Subtenant at 50 Hub Drive, Melville, New York 11747, Attn: Larry Frisina. Sublandlord and Subtenant may change such address by giving the other written notice of such change of address in accordance with the provisions hereof. Notice given by certified mail as hereinabove provided shall be deemed received by the party to whom it is addressed on the second business day following the date on which said notice is deposited in the mail.

     15.  Attorneys' Fees. In the event either party defaults in the performance
          ---------------
of any of the provisions of this Sublease and the other party places the enforcement of this Sublease, or any part thereof, in the hands of an attorney, or files suit upon the same, or in the event either party shall make an


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unsuccessful  claim against the other party for alleged  breach of any provision of this Sublease or for any other cause of action relating to or arising out of this Sublease, and the other party shall incur legal fees in defense of said claim, the defaulting or unsuccessful party agrees to pay the other party's reasonable actual attorneys' fees, court costs and expenses.

     16. Broker.  Each party  represents to the other that it has not dealt with
         ------
any real estate broker, sales person, or finder in connection with this Sublease, and no real estate broker initiated or participated in the negotiation of this Sublease, or showed the Premises to Subtenant. Each party agrees to indemnify and hold the other harmless from and against any liabilities and claims for commissions and fees arising out of a breach of the foregoing representation.

     17. Successors and Assigns.  The provisions of this Sublease shall inure to
         ----------------------
the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

     18.  Prior  Discussion  Amendments.  This  Sublease  supersedes  all  prior
          -----------------------------
discussions and agreements between the parties hereto with respect to the Sublease of the Premises and all other matters contained herein and with respect thereto. This Sublease may not be modified or amended unless such amendment is set forth in writing signed by Subtenant and Sublandlord.

     19.  New  York Law to  Govern.  This  Sublease  shall  be  governed  by and
          ------------------------
construed and enforced in accordance with the laws of the State of New York. If any of the provisions of this Sublease shall be held to be invalid, illegal, or unenforceable for any reason, such circumstances shall not affect any other provision. This Sublease shall be construed as if such invalid, illegal, or unenforceable provision had never been herein.

     20. Time. Time is and shall be of the essence of this Sublease.
         ----

     21.  Assignment.  This Sublease and Sublandlord's  interest herein shall be
          ----------
assignable by Sublandlord to Landlord. Subtenant hereby acknowledges and agrees that it may not assign this Sublease or sublet its interests in the Premises, or permit or authorize any other person or party to occupy all or any portion of the Premises, whether the same is done directly or indirectly, by operation of law, merger, consolidation, reorganization, sale of general partners' interest, sale of stock, or in any other method or manner.


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     IN WITNESS  WHEREOF,  the parties have  hereunto set their hands and seals, the day and year first above written.

                               SUBLANDLORD:

                               Liuski International, lnc.

                               By:
                                    --------------------
                               Its:
                                    --------------------

                               SUBTENANT:

                               E&&F Warehousing Corp.

                               By:
                                    ---------------------
                               Its:
                                    ---------------------




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